UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-6686
                                                     --------------------

                           JF China Region Fund, Inc.
        -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              301 Bellevue Parkway
                              Wilmington, DE 19809
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                       Cleary, Gottlieb, Steen & Hamilton
                                 1 Liberty Plaza
                               New York, NY 10006
        -----------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 800-441-9800
                                                           --------------

                   Date of fiscal year end: December 31, 2003
                                           ------------------

                   Date of reporting period: December 31, 2003
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.


                        [LOGO OMITTED]  JF CHINA REGION FUND, INC.
                           (formerly JARDINE FLEMING CHINA REGION FUND, INC.)


                                          ANNUAL REPORT
                                        DECEMBER 31, 2003




                                        [GRAPHIC OMITTED]













THIS REPORT, INCLUDING THE FINANCIAL STATEMENTS HEREIN, IS
SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION.
IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED
FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF
ANY SECURITIES MENTIONED IN THIS REPORT.

     [GRAPHIC OMITTED]

JF CHINA REGION FUND, INC.



CONTENTS
--------------------------------------------------------------------------------


                                                                            PAGE

Objectives                                                                     1
--------------------------------------------------------------------------------

Management                                                                     1
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Market Information                                                             1
--------------------------------------------------------------------------------

Highlights                                                                     2
--------------------------------------------------------------------------------

Chairman's Statement                                                           3
--------------------------------------------------------------------------------

Major Holdings                                                                 4
--------------------------------------------------------------------------------

Investment Portfolio                                                           6
--------------------------------------------------------------------------------

Statement of Assets and Liabilities                                           12
--------------------------------------------------------------------------------

Statement of Operations                                                       13
--------------------------------------------------------------------------------

Statements of Changes in Net Assets                                           14
--------------------------------------------------------------------------------

Financial Highlights                                                          15
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 16
--------------------------------------------------------------------------------

Report of Independent Auditors                                                21
--------------------------------------------------------------------------------

Fund Management                                                               22
--------------------------------------------------------------------------------

Dividend Reinvestment and Cash Purchase Plan                                  23
--------------------------------------------------------------------------------

Directors and Administration                                                  24
--------------------------------------------------------------------------------

     [GRAPHIC OMITTED]

JF CHINA REGION FUND, INC.


OBJECTIVES
--------------------------------------------------------------------------------

     JF China Region Fund, Inc. (formerly known as Jardine Fleming China Region Fund, Inc.) (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China (PRC or China), Hong Kong, Taiwan and Macau--collectively, the China Region.
     The Fund provides investors with an opportunity to participate in the growing economies of the China Region, especially that of the PRC, although investments are expected to be predominantly in securities listed on the Stock Exchange of Hong Kong. Hong Kong enterprises have made substantial investments in the PRC, in Guangdong Province in particular, where abundant labor and land are available. Hong Kong is also the largest trading partner of the PRC.
     The economies of the PRC, Hong Kong, Taiwan and Macau have become increasingly linked over the past 10 years and are becoming further integrated now that Hong Kong and Macau have reverted to Chinese sovereignty. Investments made by the Fund will seek to take advantage of opportunities resulting from this linkage among the China Region markets.


MANAGEMENT
--------------------------------------------------------------------------------

     JF International Management Inc. ("JFIM") (formerly Jardine Fleming International Management Inc.) is the investment management company appointed to advise and manage the Fund's portfolio. JFIM is part of J.P. Morgan Chase & Co. ("JPMC"), one of the world's premier financial services institutions. In asset management, JPMC operates globally under the name of JPMorgan Fleming Asset Management ("JPMFAM"), although in Asia it uses the sub-brand JF Asset Management. Funds under management for the global asset management business of JPMFAM were US $559 billion as of December 31, 2003.
     Chung Man Wing is the portfolio manager of the Fund. Mr. Chung joined JPMFAM in late 2000 as head of the Greater China team. Previously, he was chief investment officer at HSBC Asset Management (Asia).


MARKET INFORMATION
--------------------------------------------------------------------------------

THE FUND IS LISTED ON THE NEW YORK STOCK EXCHANGE (SYMBOL JFC). THE SHARE PRICE IS PUBLISHED IN
--------------------------------------------------------------------------------
[ ]  The Wall Street Journal (daily)
[ ]  The Asian Wall Street Journal (daily)
[ ]  Reuters (page JFC)

THE NET ASSET VALUE IS PUBLISHED IN
--------------------------------------------------------------------------------
[ ]  The Wall Street Journal under "Closed-End Funds" (every Monday)
[ ]  The Asian Wall Street Journal under "Closed-End Funds" (every Monday)
[ ]  Reuters (page JFC)




                                     -- 1 --

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JF CHINA REGION FUND, INC.


HIGHLIGHTS

---------------------------------------------------------------------------------------------------------

                                                                DECEMBER 31, 2003       December 31, 2002
                                                                       US$                     US$
---------------------------------------------------------------------------------------------------------
Net Assets                                                       $63.9 MILLION           $34.2 million

Net Asset Value Per Share                                               $13.93                   $7.47

MARKET DATA

Share Price on the
   New York Stock Exchange                                              $18.08                   $6.50

Premium (Discount) to Net Asset Value                                     29.8%                  (13.0%)

TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------
Net Asset Value                                                                   86.48%
Share Price                                                                      178.15%

JFC Benchmark Index*                                                              48.67%
MSCI Hong Kong Index (Total)                                                      38.10%
BNP Prime Peregrine China Index                                                   63.69%
Taiwan Weighted Index                                                             35.50%

NET ASSET VALUE AND SHARE PRICE VS. BENCHMARK INDEX


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


         NET ASSET VALUE         SHARE PRICE      JFC BENCHMARK INDEX*
7/16/92        100                  100                  100
7/27/92        99.78                98.33                89.81
8/28/92        100.43               94.2                 91.11
9/30/92        100.94               80                   79.15
10/30/92       108.6                92.53                90.31
11/30/92       111.05               96.67                91.95
12/31/92       109.29               93.02                90.21
1/29/93        110.16               96.37                87.65
2/26/93        117.49               98.85                97.55
3/31/93        120.54               108.9                94.28
4/30/93        125.48               118.95               97.84
5/28/93        129.84               122.3                92.05
6/30/93        122.35               120.09               83.13
7/30/93        120.67               116.73               77.96
8/27/93        124.75               129.29               82.27
9/30/93        128.39               126.81               84.74
10/29/93       147.17               150.32               102.63
11/26/93       156.34               166.71               113.9
12/31/93       188.96               187.39               128.98
1/28/94        175.52               183.65               111.34
2/25/94        158.91               148.41               103.16
3/31/94        136.56               136.08               91.08
4/29/94        132.14               134.18               87.3
5/27/94        136.06               148.41               90.89
6/30/94        123.99               123.29               82.84
7/29/94        130.78               126.47               87.48
8/26/94        130.78               135.83               92.18
9/30/94        132.98               129.56               94.14
10/28/94       132.34               126.47               89.14
11/23/94       124.35               110.76               80.63
12/30/94       115.72               94.29                72.23
1/27/95        101.37               90.1                 62.02
2/24/95        108.27               98.48                66.92
3/31/95        109.37               94.29                67.13
4/30/95        105.33               90.1                 63.43
5/26/95        113.68               107.01               70.35
6/30/95        111.93               92.33                69.32
7/28/95        116.08               95.51                73.64
8/31/95        108.89               88.13                69.66
9/30/95        112.85               94.42                68.82
10/31/95       110.46               89.22                67.02
11/30/95       104.65               85.02                64.06
12/29/95       103.54               84.52                63.34
1/31/96        112.35               107.76               72.64
2/29/96        113.37               95.08                73.99
3/31/96        110.12               95.08                70.65
4/30/96        111.7                96.18                68.52
5/31/96        112.25               94.07                71.64
6/30/96        111.98               87.73                71.47
7/31/96        110.21               81.39                71.69
8/30/96        110.68               84.52                73.69
9/30/96        112.16               85.62                74.73
10/31/96       113.18               83.51                77.45
11/29/96       125.79               90.86                89.15
12/31/96       132.84               95.25                97.43
1/31/97        135.63               99.49                99.27
2/28/97        138.13               99.49                100.73
3/27/97        133.96               99.49                99.65
4/30/97        148.44               106.94               106.53
5/31/97        159.48               115.41               111.06
6/30/97        170.35               124.89               114.45
7/31/97        178.89               130.22               117.43
8/31/97        187.33               126.5                121.24
9/30/97        167.65               124.38               116.19
10/31/97       124.12               87.29                88.5
11/28/97       107.96               84.67                82.92
12/31/97       110                  82.89                83.73
1/30/98        85.88                79.75                70.48
2/28/98        114.29               88.25                86.61
3/31/98        107.58               80.77                83.66
4/30/98        98.27                74.9                 76.62
5/29/98        83.74                60.57                69.04
6/30/98        72.75                54.24                63.53
7/31/98        57.28                44.1                 56.17
8/31/98        51.32                29.76                50.16
9/30/98        60.82                40.91                56.88
10/30/98       70.51                50.48                65.12
11/30/98       72.47                53.14                64.68
12/31/98       69.86                46.76                61.44
1/29/99        63.27                45.7                 55.92
2/26/99        63.43                44.63                56.22
3/31/99        69.67                47.82                62.49
4/30/99        82.25                62.17                74.33
5/31/99        76.94                57.39                69.97
6/30/99        90.35                74.39                80.74
7/30/99        84.95                60.57                75.8
8/31/99        88.77                61.11                78.44
9/30/99        84.11                56.86                73.92
10/29/99       87.65                59.51                75.69
11/30/99       99.29                68.01                82.85
12/31/99       110.11               72.07                90.38
1/31/00        108.99               69.94                90.33
2/29/00        113.38               73.68                91.87
3/31/00        118.43               75.28                96.89
4/28/00        100.86               64.07                87.24
5/31/00        94.69                62.46                82.27
6/30/00        98.52                66.73                85.48
7/31/00        102.07               69.94                89.73
8/31/00        103.94               71.54                88.73
9/29/00        95.34                66.73                79.73
10/31/00       87.4                 64.07                72.78
11/30/00       83                   61.93                68.48
12/29/00       87.3                 60.33                71.12
1/31/01        95.81                71.33                78.24
2/28/01        91.42                67.57                76.15
3/30/01        84.59                60.73                69.8
4/30/01        86.09                63.89                69.03
5/31/01        87.12                66.46                67.29
6/29/01        84.69                66.2                 65.3
7/31/01        78.98                60.22                61.21
8/31/01        73.1                 54.24                57.47
9/28/01        66.37                50.83                48.34
10/31/01       71.51                51.34                51.1
11/30/01       76.18                55.95                57.64
12/31/01       76.09                56.12                63.41
1/31/02        75.34                55.52                63.09
2/28/02        75.53                57.92                60.84
3/28/02        81.23                63.64                65.43
4/30/02        80.95                64.92                66.68
5/31/02        81.88                65.18                64.55
6/28/02        76.65                58.94                60.36
7/31/02        73.94                54.24                57.39
8/30/02        70.29                53.39                54.89
9/30/02        65.71                49.71                49.3
10/31/02       68.42                52.96                52.07
11/29/02       70.48                55.78                54.34
12/31/02       69.82                55.52                50.92
1/31/03        77.58                62.36                53.73
2/28/03        77.3                 66.63                50.72
3/31/03        73.94                64.41                48.9
4/30/03        73.75                63.21                48.38
5/30/03        82.63                65.43                53.24
6/30/03        86.93                73.46                55.68
7/31/03        96.93                80.3                 60.86
8/29/03        104.13               88.58                66.88
9/30/03        106.37               86.87                68.73
10/31/03       120.3                116.09               73.75
11/28/03       119.37               114.63               72.11
12/31/03       130.21               154.44               75.7


*  JFC Benchmark: MSCI Golden Dragon Index (Total)
   Prior to March 2001: 25% Taiwan Weighted Index, 20% BNP Prime Peregrine China
                        Index, 50% MSCI Hong Kong Index, 5% HSBC
   Prior to March 1999: 60% Hong Kong All Ordinaries Index, 30% Credit Lyonnais
                        Securities Asia All China B Index, 10% Taiwan Weighted Index
   Prior to January 1997: Peregrine Greater China Index
** Commencement of operations
   Source: JPMorgan Fleming Asset Management


                                     -- 2 --

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JF CHINA REGION FUND, INC.


CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------

Dear Fellow Shareholders,

     It is very pleasing to be able to report to you an improvement in 2003 of 86.48% in net assets. This result is significantly ahead of the Fund's benchmark, the MSCI Golden Dragon Index (Total), which registered a rise of 48.67% and was achieved even without the ability to leverage. During the same period, the share price gained 178.15%.

     The positive returns have shrouded what has been a difficult period for investors in the region. A number of exceptional world events such as the spread of the SARS virus and the resurrection by North Korea of its nuclear weapons program conspired to depress Far Eastern stock markets at a time when those in the West rebounded.

     Notwithstanding, the China Region has enjoyed an unprecedented inflow of foreign capital in the year and this appears set to continue, given the continuing growth momentum that has been evident throughout the region. China continues its focus on lowering unemployment and, without some strengthening of its banking system, any thoughts of a free float of the Renminbi in the near future seem remote. There are concerns over energy shortages which are believed to have been the cause of blackouts in a number of coastal cities over the last six months. If true, this factor could act as a constraint on continued growth since China already imports a significant proportion, more than one third, of its oil and gas.

     The optimism with which your Board views the China Region is in stark contrast to the gloomy forecasts that were prevalent a year ago. This only serves to highlight the high volatility in this market. The proposal for liquidation of the Fund was defeated at the Fund's Annual Meeting in May 2003. Since that time, the discount has narrowed and more recently has converted to, at times, a considerable premium. Your Board continues to keep a close watch on the share price and discount/premium and is prepared to take action as may be necessary to achieve the best advantage for shareholders.



Respectfully submitted,


/s/THE RT. HON. THE EARL OF CROMER

The Rt. Hon. The Earl of Cromer
Chairman

February 19, 2004


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JF CHINA REGION FUND, INC.


MAJOR HOLDINGS
--------------------------------------------------------------------------------

AT DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                       % of Net
                                                                        Assets
--------------------------------------------------------------------------------
ALUMINUM CORPORATION OF CHINA 'H'                                        3.4

     Aluminum Corporation of China Limited is a producer of alumina and primary aluminum in China. The company refines bauxite into alumina and smelts alumina to produce primary aluminum.

SKYWORTH DIGITAL HOLDINGS                                                3.1

     Skyworth Digital Holdings Limited, through its subsidiaries,
designs,   manufactures,   and  sells   color   televisions   and
audio-visual products.

FONG'S INDUSTRIES                                                        2.9

     Fong's Industries Company Limited, through its subsidiaries, manufactures and sells dyeing machines and stainless steel casting products. The company also trades stainless steel supplies and machine parts as well as invests in properties.

JIANGXI COPPER 'H'                                                       2.8

     Jiangxi Copper Company Limited, operates in the copper mining, milling, smelting and refining to produce copper cathode and other related products, including pyrite concentrates, sulphuric acid and electrolytic gold and silver businesses. The company also provides smelting and refining services pursuant to tolling arrangements for customers.

CHINA SHIPPING DEVELOPMENT 'H'                                           2.7

     China Shipping Development Company Limited operates crude oil and refined oil shipment, coal shipment, and dry bulk shipment along the People's Republic of China coast as well as internationally.

CHINA INTERNATIONAL MARINE CONTAINERS 'B'                                2.7

     China International Marine Containers Company Limited designs and manufactures containers, transport vehicles, airport facilities, and other transport equipment. The company also operates in the timber industry and real estate development.



                                     -- 4 --

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JF CHINA REGION FUND, INC.


MAJOR HOLDINGS (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                      % of Net
                                                                       Assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TCL INTERNATIONAL HOLDINGS                                               2.7

     TCL International Holdings Limited, through its subsidiaries, manufactures television sets, trades television related components, and manufactures audio-visual products. The company also manufactures personal computers and peripheral products. In addition, TCL International operates information technology and other business.

CITIC INTERNATIONAL FINANCIAL HOLDINGS                                   2.6

     CITIC International Financial Holdings Limited, through its subsidiaries, provides general banking services. The company also provides securities brokerage, investment banking, and asset management.

BRILLIANCE CHINA AUTOMOTIVE HOLDINGS 'H'                                 2.5

     Brilliance China Automotive Holdings Limited, through its subsidiaries, manufactures and distributes minibuses and sedans in the People's Republic of China. The company also manufactures and trades automotive components.

CHONGQING IRON & STEEL 'H'                                               2.5

     Chongqing Iron & Steel Company Limited manufactures and sells steel products. The products include medium-gauge steel plates, steel sections, and wire rods.

--------------------------------------------------------------------------------

TOTAL MAJOR HOLDINGS                                                    27.9





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JF CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

AT DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                       Holdings      Market
                                                      (in shares      Value
Description                                             or par)     (in US$)
--------------------------------------------------------------------------------
COMMON STOCKS (UNLESS OTHERWISE NOTED)
--------------------------------------------------------------------------------


CHINA (49.1%)
--------------------------------------------------------------------------------

AUTOMOBILES (4.9%)
   Brilliance China Automotive Holdings 'H'           2,900,000     1,596,927
   Chongqing Changan Automobile 'B'                   1,180,000     1,556,441
--------------------------------------------------------------------------------
                                                                    3,153,368
--------------------------------------------------------------------------------

BIOTECHNOLOGY (1.0%)
   Tong Ren Tang Technologies 'H'                       350,000       615,392
--------------------------------------------------------------------------------

CHEMICALS (5.0%)
*  Jilin Chemical Industrial 'H'                      4,000,000       788,319
*  Sinopec Beijing Yanhua Petrochemical 'H'           3,712,000     1,446,386
   Sinopec Shanghai Petrochemical 'H'                 2,150,000       955,451
--------------------------------------------------------------------------------
                                                                    3,190,156
--------------------------------------------------------------------------------

COMMERCIAL BANKS (2.6%)
   CITIC International Financial Holdings 'H'         3,100,000     1,677,111
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
   CCID Consulting 'H'                                4,300,000       155,088
   Shenzhen Dongjiang Environmental 'H'               3,150,000       178,531
--------------------------------------------------------------------------------
                                                                      333,619
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.1%)
   Anhui Conch Cement  'H'                              550,000       708,457
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
   Digital China Holdings 'H'                         1,704,000       570,681
--------------------------------------------------------------------------------

FOOD PRODUCTS (2.0%)
   COFCO International 'H'                            1,950,000     1,255,901
--------------------------------------------------------------------------------



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JF CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                       Holdings      Market
                                                      (in shares      Value
Description                                             or par)     (in US$)
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (3.9%)
*  Guangdong Kelon Electrical Holdings 'H'            1,811,000       781,473
   TCL International Holdings 'H'                     3,900,000     1,720,585
--------------------------------------------------------------------------------
                                                                    2,502,058
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.5%)
   China Merchants Holdings International 'H'           712,000       940,058
--------------------------------------------------------------------------------

INSURANCE (1.2%)
*  China Life Insurance 'H'                             922,000       754,146
--------------------------------------------------------------------------------

MACHINERY (4.7%)
*  China International Marine Containers 'B'            899,935     1,722,586
*  Guangzhou Shipyard International 'H'               3,500,000       825,030
   Shanghai Zhenhua Port Machinery 'B'                  300,000       435,000
--------------------------------------------------------------------------------
                                                                    2,982,616
--------------------------------------------------------------------------------

MARINE (2.7%)
   China Shipping Development 'H'                     2,350,000     1,740,550
--------------------------------------------------------------------------------

METALS & MINING (11.2%)
   Aluminum Corporation of China 'H'                  2,858,000     2,172,026
   Angang New Steel 'H'                               1,500,000       811,505
   Chongqing Iron & Steel 'H'                         2,950,000     1,567,461
   Jiangxi Copper 'H'                                 3,300,000     1,817,192
   Maanshan Iron and Steel 'H'                        2,300,000       762,880
--------------------------------------------------------------------------------
                                                                    7,131,064
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
   Shandong Chenming Paper Holdings 'B'                 300,000       278,230
--------------------------------------------------------------------------------

PHARMACEUTICALS (0.9%)
   HUA Han Bio-Pharmaceutical Holdings 'H'            3,000,000       595,104
--------------------------------------------------------------------------------

REAL ESTATE (1.1%)
   China Overseas Land & Investment 'H'               3,700,000       676,770
--------------------------------------------------------------------------------



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JF CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                       Holdings      Market
                                                      (in shares      Value
Description                                             or par)     (in US$)
--------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (3.5%)
   Cosco Pacific 'H'                                    746,000       994,558
   GZI Transport 'H'                                  2,150,000       664,662
   Hainan Meilan Airport 'H'                            850,000       591,240
--------------------------------------------------------------------------------
                                                                    2,250,460
--------------------------------------------------------------------------------

TOTAL CHINA                                                        31,355,741
--------------------------------------------------------------------------------

HONG KONG (28.0%)
--------------------------------------------------------------------------------

AIRLINES (1.0%)
   Cathay Pacific Airways                               340,000       645,984
--------------------------------------------------------------------------------

COMMERCIAL BANKS (1.9%)
   BOC Hong Kong (Holdings)                             633,500     1,191,380
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.8%)
   TPV Technology                                     2,150,000     1,128,540
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING (3.1%)
   Hung Hing Printing Group                             790,000       630,913
   Singamas Container Holdings                        2,500,000     1,320,306
--------------------------------------------------------------------------------
                                                                    1,951,219
--------------------------------------------------------------------------------

FOOD PRODUCTS (1.7%)
   Global Bio-chem Technology Group                   1,794,000     1,109,212
--------------------------------------------------------------------------------

HEALTHCARE EQUIPMENT & SUPPLIES (1.0%)
   Hengan International Group                         1,200,000       645,340
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (5.5%)
   Alco Holdings                                      1,600,000       510,089
   Skyworth Digital Holdings                          8,000,000     2,009,442
   Techtronic Industries                                350,500       972,940
--------------------------------------------------------------------------------
                                                                    3,492,471
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.9%)
   Hutchison Whampoa                                     80,000       589,952
--------------------------------------------------------------------------------



                                     -- 8 --

     [GRAPHIC OMITTED]

JF CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                       Holdings      Market
                                                      (in shares      Value
Description                                             or par)     (in US$)
--------------------------------------------------------------------------------

INSURANCE (1.6%)
   China Insurance International Holdings             2,050,000     1,043,042
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.8%)
   Playmates Holdings                                 3,000,000       490,768
--------------------------------------------------------------------------------

MACHINERY (2.9%)
   Fong's Industries                                  2,150,000     1,855,513
--------------------------------------------------------------------------------

MEDIA (1.1%)
   Oriental Press Group                               1,886,000       686,295
--------------------------------------------------------------------------------

MISCELLANEOUS (0.0%)
*  Health Asia MediCentres Beijing++                  1,000,000             0
--------------------------------------------------------------------------------

MULTILINE RETAIL (1.1%)
   Aeon Stores (Hong Kong)                            1,000,000       721,338
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.7%)
   Fountain Set (Holdings)                            1,600,000     1,092,312
--------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (1.9%)
   Hopewell Holdings                                    785,000     1,208,338
--------------------------------------------------------------------------------

TOTAL HONG KONG                                                    17,851,704
--------------------------------------------------------------------------------

SINGAPORE (1.3%)
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING (1.3%)
*  Full Appex Holdings                                2,000,000       842,019
--------------------------------------------------------------------------------

TOTAL SINGAPORE                                                       842,019
--------------------------------------------------------------------------------

SOUTH KOREA (2.1%)
--------------------------------------------------------------------------------

MARINE (2.1%)
*  Hanjin Shipping                                       71,500     1,326,185
--------------------------------------------------------------------------------

TOTAL SOUTH KOREA                                                   1,326,185
--------------------------------------------------------------------------------



                                     -- 9 --

     [GRAPHIC OMITTED]

JF CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                       Holdings      Market
                                                      (in shares      Value
Description                                             or par)     (in US$)
--------------------------------------------------------------------------------

TAIWAN (17.4%)
--------------------------------------------------------------------------------

AIRLINES (0.0%)
   Eva Airways                                              662           270
--------------------------------------------------------------------------------

COMMERCIAL BANKS (1.5%)
*  Cosmos Bank Taiwan                                 1,800,000       954,345
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.9%)
   High Tech Computer                                   160,000       586,745
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (4.7%)
   Hon Hai Precision Industry                           240,000       943,741
   Optimax Technology                                   430,000     1,234,904
   Synnex Technology International                      602,000       815,670
--------------------------------------------------------------------------------
                                                                    2,994,315
--------------------------------------------------------------------------------

INSURANCE (2.0%)
*  Cathay Financial Holding GDR                          85,000     1,275,000
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.0%)
   Gamania Digital Entertainment                        780,000       643,299
--------------------------------------------------------------------------------

MARINE (2.3%)
   Taiwan Navigation                                  1,200,000       795,287
   Yang Ming Marine Transport                           695,000       689,882
--------------------------------------------------------------------------------
                                                                    1,485,169
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.3%)
*  Advanced Semiconductor Engineering                   940,000       966,303
   MediaTek                                              60,250       566,119
*  Taiwan Semiconductor Manufacturing                   638,000     1,193,314
--------------------------------------------------------------------------------
                                                                    2,725,736
--------------------------------------------------------------------------------



                                    -- 10 --

     [GRAPHIC OMITTED]

JF CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                       Holdings      Market
                                                      (in shares      Value
Description                                             or par)     (in US$)
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.7%)
   Pou Chen                                                 816           865
   Tainan Enterprises                                   350,000       475,258
--------------------------------------------------------------------------------
                                                                      476,123
--------------------------------------------------------------------------------

TOTAL TAIWAN                                                       11,141,002
--------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (97.9% of Net Assets) (Cost $43,272,575)                        62,516,651
================================================================================

Other assets in excess of liabilities (2.1% of Net Assets)          1,365,984
================================================================================

NET ASSETS (100.0%)                                                63,882,635
================================================================================

Aggregate cost for Federal income tax purposes is $43,455,116. The aggregate unrealized gain for all securities is as follows:


Excess of market value over cost                                   19,492,840
Excess of cost over market value                                     (431,305)
--------------------------------------------------------------------------------

Net unrealized gain                                                19,061,535
================================================================================
           GDR - Global Depository Receipts
        *  Non-income producing security.
        ++ At fair value as determined under the supervision of the Board of Directors.



                 See accompanying notes to financial statements.


                                    -- 11 --

     [GRAPHIC OMITTED]

JF CHINA REGION FUND, INC.


STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

AT DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                     (in US$)
--------------------------------------------------------------------------------

ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $43,272,575)                             62,516,651
Cash (including foreign currencies with a cost of $806,053
   and value of $807,685)                                            1,536,709
Receivable for securities sold                                          94,306
Dividend receivable                                                     23,138
Prepaid expenses                                                        39,583
--------------------------------------------------------------------------------

TOTAL ASSETS                                                        64,210,387
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Accrued expenses payable                                               227,341
Due to Investment Advisor                                              100,411
--------------------------------------------------------------------------------

TOTAL LIABILITIES                                                      327,752
--------------------------------------------------------------------------------

NET ASSETS                                                          63,882,635
================================================================================

NET ASSETS CONSIST OF:

Common stock, $0.01 par value
   (100,000,000 shares authorized;
   4,585,160 shares issued and outstanding)                             45,852
Paid-in capital                                                     96,142,005
Accumulated net investment loss                                         (8,981)
Accumulated realized loss on investments
   and foreign currency transactions                               (51,541,953)
Accumulated net unrealized appreciation on investments,
   and foreign currency holdings, and other assets
   and liabilities denominated in foreign currencies                19,245,712
--------------------------------------------------------------------------------

NET ASSETS                                                          63,882,635
================================================================================

NET ASSET VALUE PER SHARE ($63,882,635 / 4,585,160)                      13.93
================================================================================




                 See accompanying notes to financial statements.


                                    -- 12 --

     [GRAPHIC OMITTED]

JF CHINA REGION FUND, INC.


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                     (IN US$)
--------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $55,379)                1,068,125
Interest (net of foreign withholding tax of $289)                       10,010
--------------------------------------------------------------------------------

TOTAL INVESTMENT INCOME                                              1,078,135
--------------------------------------------------------------------------------

EXPENSES
--------------------------------------------------------------------------------
Investment advisory fees                                               459,101
Legal fees                                                             163,541
Administration and accounting fees                                     138,324
Directors' fees and expenses                                           109,518
Custodian fees                                                         103,383
Audit fees                                                              48,507
Shareholder service fees                                                44,500
Insurance                                                               33,884
Shareholder report and meeting expenses                                 25,349
NYSE listing fee                                                        25,000
Other expenses                                                          16,602
--------------------------------------------------------------------------------

TOTAL EXPENSES                                                       1,167,709
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                    (89,574)
================================================================================

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FOREIGN CURRENCY
   HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN
   FOREIGN CURRENCIES
--------------------------------------------------------------------------------

NET REALIZED GAIN
   Investments                                                      11,397,110
   Foreign currency transactions                                        12,285
NET CHANGE IN UNREALIZED APPRECIATION
   Investments and foreign currency holdings and
      other assets and liabilities denominated
       in foreign currencies                                        18,324,290
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
   FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS
   AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES                29,733,685
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    29,644,111
================================================================================

                 See accompanying notes to financial statements.

                                    -- 13 --

     [GRAPHIC OMITTED]

JF CHINA REGION FUND, INC.


STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------
                                                                    Year Ended              Year Ended
                                                                 December 31, 2003       December 31, 2002
                                                                     (in US$)                (in US$)
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations
      Net investment loss                                               (89,574)               (164,107)
      Net realized gain (loss) on investment
        transactions                                                 11,397,110              (4,384,675)
      Net realized gain (loss) on foreign currency transactions          12,285                 (65,414)
      Net change in unrealized appreciation
        on investments, foreign currency holdings
        and other assets and liabilities
        denominated in foreign currencies                            18,324,290               1,424,348
------------------------------------------------------------------------------------------------------------

   Net increase (decrease) in net assets
      resulting from operations                                      29,644,111              (3,189,848)
------------------------------------------------------------------------------------------------------------

CAPITAL SHARES REPURCHASED                                              (10,191)               (731,318)
============================================================================================================

TOTAL INCREASE (DECREASE) IN NET ASSETS                              29,633,920              (3,921,166)
   Net Assets:
   Beginning of year                                                 34,248,715              38,169,881
------------------------------------------------------------------------------------------------------------

   End of year                                                       63,882,635              34,248,715
============================================================================================================






                 See accompanying notes to financial statements.


                                    -- 14 --

     [GRAPHIC OMITTED]

JF CHINA REGION FUND, INC.


FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------
                                         For the         For the         For the         For the         For the
                                       Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                      December 31,    December 31,    December 31,    December 31,    December 31,
                                          2003            2002            2001            2000            1999
                                        (in US$)        (in US$)        (in US$)        (in US$)        (in US$)
--------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year                       7.47            8.14            9.34           11.78            7.50
====================================================================================================================
Net investment income
   (loss)                                 (0.02)          (0.04)          (0.11)          (0.06)           0.03
Net realized and
   unrealized gain (loss)
   on investment and
   foreign currency-
   related transactions                    6.48           (0.66)          (1.31)          (2.73)           4.29
--------------------------------------------------------------------------------------------------------------------
Total from investment
   operations                              6.46           (0.70)          (1.42)          (2.79)           4.32
====================================================================================================================
Dividends from net
   investment income                         --              --              --              --           (0.04)
====================================================================================================================
Dilutive Effect of
   Capital shares repurchased                --*           0.03            0.22            0.35              --
====================================================================================================================
NET ASSET VALUE, END OF
   YEAR                                   13.93            7.47            8.14            9.34           11.78
====================================================================================================================
Market value, end of
   year                                   18.08            6.50            6.57            7.06            8.44
====================================================================================================================
TOTAL INVESTMENT RETURN
   Per share market value                178.2%           (1.1%)          (6.9%)         (16.3%)          54.2%
   Per share net asset
      value                               86.5%           (8.2%)         (12.8%)         (20.7%)          57.6%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year              63,882,635      34,248,715      38,169,881      56,150,319     107,250,954
Ratios of total expenses
   to average net assets                  2.54%           2.62%           3.51%+          2.02%           2.28%
Ratios of net investment
   income (loss) to
   average net assets                    (0.19%)         (0.44%)         (1.25%)         (0.36%)          0.37%
Portfolio turnover rate                  162.5%          245.0%          212.1%           94.8%           90.8%
Number of shares
   outstanding at end of
   year (in thousands)                    4,585           4,587           4,689           6,012           9,101

+ The ratio  of total  expenses  to  average  net  assets  for  the  year  ended
  December 31, 2001 is relatively higher than that of previous years as a result of the expenses incurred in relation to a tender offer and share repurchases that decreased the size of the Fund following similar actions in the previous year.
* Less than $0.01 per share.


                 See accompanying notes to financial statements.


                                    -- 15 --

     [GRAPHIC OMITTED]

JF CHINA REGION FUND, INC.


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2003
--------------------------------------------------------------------------------

1.   ORGANIZATION AND CAPITAL

     JF China Region Fund, Inc. (formerly known as Jardine Fleming China Region Fund, Inc.) (the "Fund") was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on July 16, 1992.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America for investment companies, are consistently followed by the Fund in the preparation of its financial statements.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

      I)  SECURITY VALUATION

          All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. In valuing the Fund's assets, quotations of foreign securities in a foreign currency are translated to U.S. dollar equivalents at the exchange rate in effect on the valuation date.

      II) U.S. FEDERAL INCOME TAXES

          No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income.







                                    -- 16 --

     [GRAPHIC OMITTED]

JF CHINA REGION FUND, INC.


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2003
--------------------------------------------------------------------------------

     At December 31, 2003, the components of net assets (excluding paid in capital) on a tax basis were as follows:

     Tax basis Ordinary Income.................  $          0
     Plus/Less:Cumulative Timing Differences...        (8,981)
                                                 ------------
     Accumulated net investment loss.........................      $     (8,981)
                                                                   ------------
     Tax basis capital loss carryover..........  $(51,359,412)
     Plus/Less:Cumulative Timing Differences...      (182,541)
                                                 ------------
     Accumulated capital loss................................      $(51,541,953)
                                                                   ------------
     Book unrealized foreign exchange gain...................             1,636
                                                                   ------------
     Tax unrealized appreciation...............  $ 19,061,535
     Plus/Less:Cumulative Timing Differences...       182,541
                                                 ------------
     Unrealized appreciation.................................        19,244,076
                                                                   ------------
     Net assets (excluding paid in capital)..................      $(32,305,222)
                                                                   ============


     The differences between book and tax basis unrealized appreciation is primarily attributable to wash sales. The cumulative timing difference for the capital loss carryover is due to wash sales. The timing difference for ordinary income is due to post-October foreign exchange losses.

     Net Asset Value.........................................      $ 63,882,635
     Paid in Capital.........................................       (96,187,857)
                                                                   ------------
     Net assets (excluding paid in capital)..................      $(32,305,222)
                                                                   ============

     As of December 31, 2003, the Fund has capital loss carryforwards for federal income tax purposes of $51,359,412, of which $32,292,614 expires in 2006, $11,676,567 expires in 2007, $3,780,058 expires in 2009 and
     $3,610,173 expires in 2010. The Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforward.

     During the year ended December 31, 2003, the Fund reclassified $12,285 from accumulated net realized loss on investments to accumulated net investment loss as a result of permanent book and tax differences relating primarily to realized foreign currency losses. The Fund also reclassified $68,307 from accumulated net investment loss to paid-in capital as a result of permanent tax differences relating to the net operating loss for the year ended December 31, 2003. Net assets were not affected by the reclassifications. The Fund's realized foreign exchange losses incurred after October 31, 2003, but before December 31, 2003, are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such realized foreign exchange losses of $8,981.




                                    -- 17 --

     [GRAPHIC OMITTED]

JF CHINA REGION FUND, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------



     III) FOREIGN CURRENCY TRANSLATION

          The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

            o investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;

            o investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

          Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments.

          Unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

      IV) DISTRIBUTION OF INCOME AND GAINS

          The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% federal excise tax.

          Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

      V)  OTHER

          Security transactions are accounted for on trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of investment securities having maturities greater than one year at the time of acquisition by the average monthly market value of those investment securities.




                                    -- 18 --

     [GRAPHIC OMITTED]

JF CHINA REGION FUND, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------



      VI) RISKS AND UNCERTAINTIES

          In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

3.    INVESTMENT TRANSACTIONS

      Consistent with its investment objective, the Fund engages in the following transactions practices. The investment objective, policies, program, and risk factors of the Fund are described more fully in the Fund's Prospectus.

      I)  FOREIGN TRANSACTIONS

          Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

      II) OTHER

          During the year ended December 31, 2003, the Fund made purchases of $72,258,511 and sales of $73,665,555 of investment securities other than short-term investments. There were no purchases or sales of U.S. government securities.

4.    RELATED PARTY AND OTHER SERVICE PROVIDER TRANSACTIONS

      I) JF International Management Inc. (formerly Jardine Fleming International Management Inc.) (the "Adviser") an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., provides investment advisory services to the Fund under the terms of an investment advisory agreement. The Advisor is paid a fee, computed weekly and payable monthly, at the annual rate of 1.00% of the Fund's weekly net assets.

      II) PFPC Inc. (the "Administrator") provides administrative and accounting services to the Fund under an Administrative and Accounting Services Agreement. The Administrator receives a fee, payable monthly, at an annual rate of 0.135% of the first $100 million, 0.095% of the next $50 million, 0.08% of the next $50 million and 0.065% of the excess over $200 million of the Fund's average weekly net assets, subject to a minimum annual fee of $138,000, plus reimbursement for certain out-of-pocket expenses.

     III) During the year ended December 31, 2003, the Fund paid $34,241 in brokerage commissions to J.P. Morgan Chase Group companies, affiliated brokers/dealers.




                                    -- 19 --

     [GRAPHIC OMITTED]

JF CHINA REGION FUND, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------



5.    CAPITAL SHARE TRANSACTIONS

      During the year ended December 31, 2003, the Fund's Board of Directors authorized the Fund to purchase shares of its common stock from Fund shareholders, as described below. Any purchase of shares by the Fund has the effect of increasing the net asset value per share of the Fund's remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

      I)  SHARE REPURCHASE PROGRAM

          The Fund was authorized to repurchase up to 460,761 shares (10% of its issued and outstanding shares) in the open market through July 22, 2003. Repurchases were made only when the Fund's shares were trading at less than net asset value and at such times and amounts as were believed to be in the best interest of the Fund's shareholders. On July 23, 2003, the Fund's Board of Directors approved a new 10% share repurchase program which authorized the Fund to repurchase up to 458,516 shares in the open market during 2003 and 2004.

          During the year ended December 31, 2002, the Fund paid $731,318 to repurchase 102,114 shares, at a per-share weighted average discount to net asset value of 14.85%.

          During the year ended December 31, 2003, the Fund paid $10,191 to repurchase 1,550 shares at a per-share weighted average discount to net asset value of 13.07%.






                                     -- 20--

     [GRAPHIC OMITTED]

JF CHINA REGION FUND, INC.


REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of JF China Region Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JF China Region Fund, Inc. (formerly Jardine Fleming China Region Fund, Inc.) (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 13, 2004


                                    -- 21 --

     [GRAPHIC OMITTED]

JF CHINA REGION FUND, INC.


FUND MANAGEMENT
--------------------------------------------------------------------------------

Information pertaining to the Directors and officers of the Fund is set forth below.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                       TERM OF                                         PORTFOLIOS IN              OTHER
                                     OFFICE AND                                        FUND COMPLEX           TRUSTEESHIPS/
  NAME, (DOB), ADDRESS AND         LENGTH OF TIME        PRINCIPAL OCCUPATION(S)        OVERSEEN BY           DIRECTORSHIPS
  POSITION(S) WITH FUND                SERVED 1            DURING PAST 5 YEARS           DIRECTOR           HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
                                                   DISINTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
The Rt. Hon. The Earl of Cromer      Since 1994    Chairman of the Board of the Fund;        1        Director of Schroder Asia
(June 3, 1946)                                     Chief Executive Officer of Cromer                  Pacific Fund Limited, Business
6 Sloane Terrace Mansions                          Associates Limited; Chairman of                    Link Somerset Limited and
London, SW1X 9DG                                   Lloyd George-Standard Chartered                    Western Provident Association;
United Kingdom                                     China Fund Limited and Philippine                  former Director of Inchcape
Chairman and Director, Class I                     Discovery Investment Company Limited.              Pacific Limited, A1HQ.com Inc.
                                                                                                      and Korea Asia Fund Limited.
-----------------------------------------------------------------------------------------------------------------------------------
Alexander Reid Hamilton              Since 1994    Director of Citic Pacific Limited,        1        See Principal Occupation
(October 4, 1941)                                  Cosco Pacific Limited, Esprit
P.O. Box 12343                                     Holdings Limited, Cosco
General Post Office                                International Holdings Limited,
Hong Kong                                          Shangri-La Asia Limited and Octopus
Director, Class I                                  Cards Limited.
-----------------------------------------------------------------------------------------------------------------------------------
Julian M. I. Reid                    Since 1998    Chief Executive Officer of 3a Asset       1        None
(August 7, 1944)                                   Management Limited; Chairman of
10 Frere Felix de Valois Street                    Saffron Fund, Inc.
Port Louis, Mauritius
Director, Class III
-----------------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
A. Douglas Eu                        Since 1997    Director, Chief Operations Officer        1        None
(August 27, 1961)                                  and Secretary of the Investment
21st Floor, Chater House                           Advisor; Chief Executive Officer of
8 Connaught Road                                   JF Funds; Director of JF Asset
Central                                            Management Limited and Ayudhaya JF
Hong Kong                                          Asset Management Limited.
President, Treasurer and
Director, Class II
-----------------------------------------------------------------------------------------------------------------------------------
Simon J. Crinage                     Since 2003    Vice President, JPMorgan Fleming          1        None
(May 10, 1965)                                     Asset Management since September
Finsbury Dials                                     2000. Prior to that, Director of J.P.
20 Finsbury Street                                 Morgan Asset Management (UK) Limited.
London EC2Y 9AQ
United Kingdom
Director, Class III
-----------------------------------------------------------------------------------------------------------------------------------
                                                OFFICER(S) WHO ARE NOT DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
Lauren Pan                           Since 2001    Vice President of JF Asset                None     None
(December 20, 1966)                                Management Limited since July 2000.
Secretary                                          Prior to that, Manager of JF Asset
                                                   Management Limited.
-----------------------------------------------------------------------------------------------------------------------------------

1 Number I, II or III below a Director's name indicates whether he serves in Class I, II, or III on the Board of Directors. Class II Directors will serve until the 2004 Annual Meeting with the position then becoming one for subsequent three-year terms. Class III Directors will be elected for three-year terms as of the 2005 Annual Meeting. Class I Directors will serve until the 2006 Annual Meeting with the position then becoming one for subsequent three-year terms.

                                    -- 22 --

     [GRAPHIC OMITTED]

JF CHINA REGION FUND, INC.


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

THE FUND OPERATES AN OPTIONAL DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (THE "PLAN") WHEREBY:

     a)   shareholders   may  elect  to  receive   dividend   and  capital  gain
          distributions in the form of additional shares of the Fund (the Share Distribution Plan).

     b) shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

FOR A COPY OF THE PLAN BROCHURE, AS WELL AS A DIVIDEND REINVESTMENT AUTHORIZATION CARD, PLEASE CONTACT:

     EquiServe Trust Company N.A.
     (the Plan Agent):
     P. O. Box 43010
     Providence, RI 02940-3010
     Telephone No: 800-426-5523 (toll-free)

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (NAV) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semiannual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.



                                    -- 23 --

     [GRAPHIC OMITTED]

JF CHINA REGION FUND, INC.


DIRECTORS AND ADMINISTRATION
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS        THE RT. HON. THE EARL OF CROMER - DIRECTOR AND
                              CHAIRMAN OF THE BOARD
                              A. Douglas Eu - Director, President, and Treasurer
                              Simon J. Crinage* - Director
                              Alexander R. Hamilton - Director
                              Julian M. I. Reid - Director
                              Lauren Pan - Secretary

INVESTMENT ADVISER            JF INTERNATIONAL MANAGEMENT INC.
                              P.O. Box 3151
                              Road Town, Tortola
                              British Virgin Islands

ADMINISTRATOR                 PFPC INC.
                              301 Bellevue Parkway
                              Wilmington, Delaware 19809
                              U.S.A.

CUSTODIAN                     CITIBANK N.A.
                              NEW YORK:
                              111 Wall Street, 16th Floor
                              New York, New York 10005
                              U.S.A.

                              HONG KONG:
                              Citibank Tower
                              Citibank Plaza
                              3 Garden Road
                              Hong Kong

INDEPENDENT AUDITORS          PRICEWATERHOUSECOOPERS LLP
                              Two Commerce Square
                              2001 Market Street
                              Philadelphia, Pennsylvania 19103
                              U.S.A.

LEGAL COUNSEL                 CLEARY, GOTTLIEB, STEEN & HAMILTON
                              NEW YORK:
                              1 Liberty Plaza
                              New York, New York 10006
                              U.S.A.

                              HONG KONG:
                              Bank of China Tower
                              1 Garden Road
                              Hong Kong

REGISTRAR, TRANSFER AGENT,    EQUISERVE TRUST COMPANY N.A.
AND DIVIDEND PAYING AGENT     P. 0. Box 43010
                              Providence, RI 02940-3010
                              U.S.A.

* DIRECTOR EFFECTIVE AUGUST 1, 2003.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

                                    -- 24 --


ITEM 2.  CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant's Board of Directors has determined that it does not have an "audit committee financial expert" serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $33,750 for 2002 and $35,000 for 2003.

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $3,250 for 2002 and $0 for 2003.

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for 2002 and $0 for 2003.

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2002 and $0 for 2003.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            The registrant's Audit Committee shall pre-approve, to the extent required by applicable law, all audit and non-audit services that the registrant's independent auditors provide to the registrant and
            (ii) all non-audit services that the registrant's independent auditors provide to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) Not applicable.

                           (d) Not applicable.


     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%)

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2002 and $0 for 2003.

     (h) The  registrant's  audit  committee  of  the  board  of  directors  HAS considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6.  [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


--------------------------------------------------------------------------------

         GLOBAL PROXY VOTING
         PROCEDURES AND GUIDELINES

         2003 EDITION

         JULY 1, 2003

(LOGO)
JPMORGAN Fleming
Asset Management
[GRAPHIC OMITTED]


PX-PROC-703
01077

(LOGO)
JPMORGAN Fleming
Asset Management
[GRAPHIC OMITTED]


TABLE OF CONTENTS- GLOBAL


PART I:      JPMORGAN FLEMING ASSET MANAGEMENT GLOBAL PROXY-VOTING PROCEDURES

             A.   OBJECTIVE....................................................3
             B.   PROXY COMMITTEE..............................................3
             C.   THE PROXY VOTING PROCESS...................................3-4
             D.   MATERIAL CONFLICTS OF INTEREST.............................4-5
             E.   ESCALATION OF MATERIAL CONFLICTS OF INTEREST.................5
             F.   RECORDKEEPING................................................5
                  EXHIBIT A....................................................6


PART II:     JPMORGAN FLEMING ASSET MANAGEMENT GLOBAL PROXY-VOTING GUIDELINES

             A.   NORTH AMERICA.............................................8-20
                  Table of Contents.........................................9-10
                  Guidelines...............................................11-20

             B.   EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA
                  AND SOUTH AMERICA........................................21-31
                  Table of Contents...........................................22
                  Guidelines...............................................23-31

             C.   ASIA (EX-JAPAN)..........................................32-33


             D.   JAPAN....................................................34-35

(LOGO)
JPMORGAN Fleming
Asset Management
[GRAPHIC OMITTED]

PART I:     JP MORGAN FLEMING ASSET MANAGEMENT PROXY
            VOTING PROCEDURES

A.   OBJECTIVE

     As an investment adviser within JPMorgan Fleming Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMFAM Entity" and collectively as "JPMFAM") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMFAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMFAM adopted these Procedures.

     These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the "Guidelines"). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMFAM may not always vote proxies in accordance with the Guidelines.

B.   PROXY COMMITTEE

     To oversee the proxy-voting process on an on-going basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMFAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

     C. THE PROXY VOTING PROCESS

     JPMFAM investment professionals monitor the corporate actions of the companies held in their clients' portfolios. To assist JPMFAM investment professionals with public companies' proxy voting proposals, a JPMFAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service ("Independent Voting Service"). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMFAM with a comprehensive analysis of each proxy proposal and providing JPMFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service's analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMFAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).

     Situations often arise in which more than one JPMFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMFAM may

(LOGO)
JPMORGAN Fleming
Asset Management
[GRAPHIC OMITTED]


     cast different votes on behalf of different clients or on behalf of the same client with different accounts.


C.   THE PROXY VOTING PROCESS - CONTINUED

     Each JPMFAM Entity appoints a JPMFAM professional to act as a proxy administrator ("Proxy Administrator") for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service's recommendation with the appropriate JPMFAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMFAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, "Overrides"); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

     In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator's duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

     IN THE EVENT A JPMFAM INVESTMENT PROFESSIONAL MAKES A RECOMMENDATION IN CONNECTION WITH AN OVERRIDE, THE INVESTMENT PROFESSIONAL MUST PROVIDE THE APPROPRIATE PROXY ADMINISTRATOR WITH A WRITTEN CERTIFICATION ("CERTIFICATION") WHICH SHALL CONTAIN AN ANALYSIS SUPPORTING HIS OR HER RECOMMENDATION AND A CERTIFICATION THAT HE OR SHE (A) RECEIVED NO COMMUNICATION IN REGARD TO THE PROXY THAT WOULD VIOLATE EITHER THE J.P. MORGAN CHASE ("JPMC") SAFEGUARD POLICY (AS DEFINED BELOW) OR WRITTEN POLICY ON INFORMATION BARRIERS, OR RECEIVED ANY COMMUNICATION IN CONNECTION WITH THE PROXY SOLICITATION OR OTHERWISE THAT WOULD SUGGEST THE EXISTENCE OF AN ACTUAL OR POTENTIAL CONFLICT BETWEEN JPMFAM'S INTERESTS AND THAT OF ITS CLIENTS AND (B) WAS NOT AWARE OF ANY PERSONAL OR OTHER RELATIONSHIP THAT COULD PRESENT AN ACTUAL OR POTENTIAL CONFLICT OF INTEREST WITH THE CLIENTS' INTERESTS.

D.   MATERIAL CONFLICTS OF INTEREST

     The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser's interests and those of its clients. To address such material potential conflicts of interest, JPMFAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMFAM's investment processes and decisions,

(LOGO)
JPMORGAN Fleming
Asset Management
[GRAPHIC OMITTED]


     including proxy-voting decisions, and to protect JPMFAM's decisions from influences that could lead to a vote other than in its clients' best interests, JPMC (including JPMFAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMFAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMFAM's predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

D.   MATERIAL CONFLICTS OF INTEREST - CONTINUED

     Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMFAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMFAM's relationship with such company and materially impact JPMFAM's business; or (ii) a personal relationship between a JPMFAM officer and management of a company or other proponent of a proxy proposal could impact JPMFAM's voting decision.

E.   ESCALATION OF MATERIAL CONFLICTS OF INTEREST

     When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMFAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

     Depending upon the nature of the material conflict of interest, JPMFAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

     o   removing certain JPMFAM personnel from the proxy voting process;
     o "walling off" personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
     o voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
     o deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

     The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMFAM acted in the best interests of its clients.

F.   RECORDKEEPING

     JPMFAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

     o   a copy of the JPMFAM Proxy Voting Procedures and Guidelines;
     o   a copy of each proxy statement received on behalf of JPMFAM clients;

(LOGO)
JPMORGAN Fleming
Asset Management
[GRAPHIC OMITTED]


     o   a record of each vote cast on behalf of JPMFAM client holdings;
     o a copy of all documents created by JPMFAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision; and
     o a copy of each written request by a client for information on how JPMFAM voted proxies on behalf of the client, as well as a copy of any written response by JPMFAM to any request by a JPMFAM client for information on how JPMFAM voted proxies on behalf of our client.

     It should be noted that JPMFAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.



                                    EXHIBIT A
                                    ---------

     J.P. Morgan Investment Management, Inc.
     J.P. Morgan Fleming Asset Management (USA) Inc.
     Robert Fleming Inc.
     J.P. Morgan Fleming Asset Management (London) Limited
     J.P. Morgan Fleming Asset Management (UK) Limited
     JF International Management Inc.
     JF Asset Management Limited
     JF Asset Management (Singapore) Limited


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PART II:    PROXY VOTING GUIDELINES


JPMFAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JMPFAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.


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                PART II.A: NORTH AMERICA PROXY VOTING GUIDELINES


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PART II.A:  NORTH AMERICA GUIDELINES TABLE OF CONTENTS

1.   UNCONTESTED DIRECTOR ELECTIONS...........................................11

2.   PROXY CONTESTS...........................................................11
     a. Election of Directors.................................................11
     b. Reimburse Proxy Solicitation Expenses.................................11

3.   RATIFICATION OF AUDITORS.................................................11

4.   PROXY CONTEST DEFENSES................................................12-13
     a. Board Structure: Staggered vs. Annual Elections.......................12
     b. Shareholder Ability to Remove Directors...............................12
     c. Cumulative Voting.....................................................12
     d. Shareholder Ability to Call Special Meeting...........................13
     e. Shareholder Ability to Act by Written Consent.........................13
     f. Shareholder Ability to Alter the Size of the Board....................13

5.   TENDER OFFER DEFENSES.................................................13-14
     a. Poison Pills..........................................................13
     b. Fair Price Provisions.................................................13
     c. Greenmail.............................................................13
     d. Unequal Voting Rights.................................................13
     e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws.13
     f. Supermajority Shareholder Vote Requirement to Approve Mergers.........14

6.   MISCELLANEOUS BOARD PROVISIONS...........................................14
     a. Separate Chairman and CEO Positions...................................14
     b. Lead Directors and Executive Sessions.................................14
     c. Majority of Independent Directors.....................................14
     d. Stock Ownership Requirements..........................................14
     e. Term of Office........................................................14
     f. Director and Officer Indemnification and Liability Protection.........14


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     g. Board Size............................................................14

7.   MISCELLANEOUS GOVERNANCE PROVISIONS......................................15
     a. Independent Nominating Committee......................................15
     b. Confidential Voting...................................................15
     c. Equal Access..........................................................15
     d. Bundled Proposals.....................................................15
     e. Charitable Contributions..............................................15
     f. Date/Location of Meeting..............................................15
     g. Include Nonmanagement Employees on Board..............................15
     h. Adjourn Meeting if Votes are Insufficient.............................15
     i. Other Business........................................................15
     j. Disclosure of Shareholder Proponents..................................15

8.   CAPITAL STRUCTURE.....................................................15-16
     a. Common Stock Authorization............................................15
     b. Stock Distributions: Splits and Dividends.............................16
     c. Reverse Stock Splits..................................................16
     d. Blank Check Preferred Authorization...................................16
     e. Shareholder Proposals Regarding Blank Check Preferred Stock...........16
     f. Adjustments to Par Value of Common Stock..............................16
     g. Restructurings/Recapitalizations......................................16
     h. Share Repurchase Programs.............................................16
     i. Targeted Share Placements.............................................16

PART II.A:  NORTH AMERICA GUIDELINES TABLE OF CONTENTS

9.   EXECUTIVE AND DIRECTOR COMPENSATION...................................17-18
     a.  Stock-based Incentive Plans..........................................17
     b.  Approval of Cash or Cash-and-Stock Bonus Plans.......................17
     c.  Shareholder Proposals to Limit Executive and Director Pay............17
     d.  Golden and Tin Parachutes............................................17
     e.  401(k) Employee Benefit Plans........................................17
     f.  Employee Stock Purchase Plans........................................17
     g.  Option Expensing.....................................................18
     h.  Options Repricing....................................................18
     i.  Stock Holding Periods................................................18

10.  INCORPORATION............................................................18
     a.  Reincorporation Outside of the United States.........................18
     b.  Voting on State Takeover Statutes....................................18
     c.  Voting on Reincorporation Proposals..................................18

11.  MERGERS AND CORPORATE RESTRUCTURINGS..................................18-19
     a.  Mergers and Acquisitions.............................................18
     b.  Nonfinancial Effects of a Merger or Acquisition......................18
     c.  Corporate Restructuring..............................................18
     d.  Spin-offs............................................................18
     e.  Asset Sales..........................................................18
     f.  Liquidations.........................................................18
     g.  Appraisal Rights.....................................................19
     h.  Changing Corporate Name..............................................19

12.  SOCIAL AND ENVIRONMENTAL ISSUES.......................................19-20
     a.  Energy and Environment...............................................19
     b.  Northern Ireland.....................................................19


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     c.  Military Business....................................................19
     d.  International Labor Organization Code of Conduct.....................19
     e.  Promote Human Rights in China, Nigeria, and Burma....................19
     f.  World Debt Crisis....................................................19
     g.  Equal Employment Opportunity and Discrimination......................19
     h.  Animal Rights........................................................19
     i.  Product Integrity and Marketing......................................19
     j.  Human Resources Issues...............................................20
     k.  Link Executive Pay with Social and/or Environmental Criteria.........20

13.  FOREIGN PROXIES..........................................................20

14.  PRE-SOLICITATION CONTACT.................................................20



PART II.A:  NORTH AMERICA GUIDELINES

1.   UNCONTESTED DIRECTOR ELECTIONS
     Votes on director nominees should be made on a CASE-BY-CASE (for) basis. Votes generally will be WITHHELD from directors who:

     1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

     2) implement or renew a dead-hand or modified dead-hand poison pill; or

     3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

     4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

     5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

     Special attention will be paid to companies that display a chronic lack of shareholder accountability.


2.   PROXY CONTESTS
     2A.  ELECTION OF DIRECTORS
     Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management's track record; background to the proxy contest; qualifications of director


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     nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     2B.  REIMBURSE PROXY SOLICITATION EXPENSES
     Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a CASE-BY-CASE basis.


3.   RATIFICATION OF AUDITORS
     Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

     Generally vote AGAINST auditor ratification and WITHHOLD votes from Audit Committee members if non-audit fees exceed audit fees.

     Generally vote FOR shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.


4.   PROXY CONTEST DEFENSES
     4A.  BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
     Proposals regarding classified boards will be voted on a CASE-BY-CASE basis. Classified boards normally will be supported if the company's governing documents contain each of the following provisions:

     1) Majority of board composed of independent directors,

     2) Nominating committee composed solely of independent directors,

     3) Do not require more than a two-thirds shareholders' vote to remove a director, revise any bylaw or revise any classified board provision,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).


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     4B.  SHAREHOLDER ABILITY TO REMOVE DIRECTORS
     Vote AGAINST proposals that provide that directors may be removed ONLY for cause.

     Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

     Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

     4C.  CUMULATIVE VOTING
     Cumulative voting proposals will be voted on a CASE-BY-CASE basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company's governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

     1) Annually elected board,

     2) Majority of board composed of independent directors,

     3) Nominating committee composed solely of independent directors,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).

     4D. SHAREHOLDER ABILITY TO CALL SPECIAL MEETING
     Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

     Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

     4E.  SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
     We generally vote FOR proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders' meeting and matters to be discussed therein seems a reasonable protection of minority shareholder rights.

     We generally vote AGAINST proposals to allow or facilitate shareholder action by written consent.

     4F. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD
     Vote FOR proposals that seek to fix the size of the board.

     Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


5.   TENDER OFFER DEFENSES
     5A.  POISON PILLS


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     Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

     Review on a CASE-BY-CASE basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

     5B.  FAIR PRICE PROVISIONS
     Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

     Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

     5C.  GREENMAIL
     Vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     5D.  UNEQUAL VOTING RIGHTS
     Generally, vote AGAINST dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

     Vote FOR dual-class recapitalizations when the structure is designed to protect economic interests of investors.

     5E. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND CHARTER OR BYLAWS Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     5F. SUPERMAJORITY
     SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS
     Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.   MISCELLANEOUS BOARD PROVISIONS
     6A.  SEPARATE CHAIRMAN AND CEO POSITIONS
     We will generally vote FOR proposals looking to separate the CEO and Chairman roles.

     6B.  LEAD DIRECTORS AND EXECUTIVE SESSIONS
     In cases where the CEO and Chairman roles are combined, we will vote FOR the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

     6C.  MAJORITY OF INDEPENDENT DIRECTORS
     We generally vote FOR proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important


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     factor in facilitating objective decision making and enhancing accountability to shareholders.

     Vote FOR shareholder proposals requesting that the board's audit, compensation, and/or nominating committees include independent directors exclusively.

     Generally vote FOR shareholder proposals asking for a 2/3 independent board.

     6D.  STOCK OWNERSHIP REQUIREMENTS
     Vote FOR shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

     6E.  TERM OF OFFICE
     Vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

     6F. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION Proposals concerning director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis.

     Vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

     Vote AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     Vote FOR proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company's best interests, AND (2) the director's legal expenses would be covered.

     6G.  BOARD SIZE
     Vote FOR proposals to limit the size of the board to 15 members.


7.   MISCELLANEOUS GOVERNANCE PROVISIONS
     7A.  INDEPENDENT NOMINATING COMMITTEE
     Vote FOR the creation of an independent nominating committee.

     7B.  CONFIDENTIAL VOTING
     Vote FOR shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

     Vote FOR management proposals to adopt confidential voting.

     7C.  EQUAL ACCESS
     Vote FOR shareholder proposals that would give significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.


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     7D.  BUNDLED PROPOSALS
     Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     7E.  CHARITABLE CONTRIBUTIONS
     Vote AGAINST shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

     7F.  DATE/LOCATION OF MEETING
     Vote AGAINST shareholder proposals to change the date or location of the shareholders' meeting. No one site will meet the needs of all shareholders.

     7G.  INCLUDE NONMANAGEMENT EMPLOYEES ON BOARD
     Vote AGAINST shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

     7H.  ADJOURN MEETING IF VOTES ARE INSUFFICIENT
     Vote FOR proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

     7I.  OTHER BUSINESS
     Vote FOR proposals allowing shareholders to bring up "other matters" at shareholder meetings.

     7J.  DISCLOSURE OF SHAREHOLDER PROPONENTS
     Vote FOR shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.   CAPITAL STRUCTURE
     8A.  COMMON STOCK AUTHORIZATION
     Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

     Vote AGAINST proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

     8B.  STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
     Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

     8C.  REVERSE STOCK SPLITS
     Vote FOR management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company's industry and performance in terms of shareholder returns.

     Vote CASE-BY-CASE on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

     8D.  BLANK CHECK PREFERRED AUTHORIZATION
     Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred


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     stock).

     Vote FOR proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

     Vote FOR proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance as measured by total shareholder returns.

     8E.  SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK
     Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

     8F.  ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
     Vote FOR management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

     8G.  RESTRUCTURINGS/RECAPITALIZATIONS
     Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis. Consider the following issues:

     DILUTION--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     CHANGE IN CONTROL--Will the transaction result in a change in control of the company?

     BANKRUPTCY--Generally, approve proposals that facilitate debt restructurings unless there areclear signs of self-dealing or other abuses.

     8H.  SHARE REPURCHASE PROGRAMS
     Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     8I.  TARGETED SHARE PLACEMENTS
     These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a CASE BY CASE BASIS after reviewing the individual situation of the company receiving the proposal.

9.   EXECUTIVE AND DIRECTOR COMPENSATION
     9A.  STOCK-BASED INCENTIVE PLANS
     Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.


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     Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

     Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an AGAINST vote is indicated. If the proposed cost is below the allowable cap, a vote FOR the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an AGAINST vote--even in cases where the plan cost is considered acceptable based on the quantitative analysis.

     9B.  APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
     Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

     9C.  SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY
     Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

     Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

     Review on a CASE-BY-CASE basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

     9D.  GOLDEN AND TIN PARACHUTES
     Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

     9E.  401(K) EMPLOYEE BENEFIT PLANS
     Vote FOR proposals to implement a 401(k) savings plan for employees.

     9F.  EMPLOYEE STOCK PURCHASE PLANS
     Vote FOR employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

     Vote AGAINST employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

     9G. OPTION EXPENSING
     Within the context of common industry practice, generally vote FOR shareholder proposals to expense fixed-price options.

     9H.  OPTION REPRICING
     In most cases, we take a negative view of option repricings and will, therefore, generally vote AGAINST such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally SUPPORT such proposals.


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     9I.  STOCK HOLDING PERIODS
     Generally vote AGAINST all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

10.  INCORPORATION
     10A. REINCORPORATION OUTSIDE OF THE UNITED STATES
     Generally speaking, we will vote AGAINST companies looking to reincorporate outside of the U.S.

     10B. VOTING ON STATE TAKEOVER STATUTES
     Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

     10C. VOTING ON REINCORPORATION PROPOSALS
     Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.  MERGERS AND CORPORATE RESTRUCTURINGS
     11A. MERGERS AND ACQUISITIONS
     Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

     11B. NONFINANCIAL EFFECTS OF A MERGER OR ACQUISITION
     Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote AGAINST proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

     11C. CORPORATE RESTRUCTURING
     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, Spin-offs, liquidations, and asset sales, should be considered on a CASE-BY-CASE basis.

     11D. SPIN-OFFS
     Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     11E. ASSET SALES
     Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     11F. LIQUIDATIONS
     Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     11G. APPRAISAL RIGHTS
     Vote FOR proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

     11H. CHANGING CORPORATE NAME Vote FOR changing the corporate name.


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12.  SOCIAL AND ENVIRONMENTAL ISSUES
     12A. ENERGY AND ENVIRONMENT
     Vote CASE-BY-CASE on proposals that request companies to subscribe to the CERES Principles.

     Vote CASE-BY-CASE on disclosure reports that seek additional information.

     12B. NORTHERN IRELAND
     Vote CASE-BY-CASE on proposals pertaining to the MacBride Principles.

     Vote CASE-BY-CASE on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.

     12C. MILITARY BUSINESS
     Vote CASE-BY-CASE on defense issue proposals.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on military-related operations.

     12D. INTERNATIONAL LABOR ORGANIZATION CODE OF CONDUCT
     Vote CASE-BY-CASE on proposals to endorse international labor organization code of conducts.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on company activities in this area.

     12E. PROMOTE HUMAN RIGHTS IN CHINA, NIGERIA, AND BURMA
     Vote CASE-BY-CASE on proposals to promote human rights in countries such as China, Nigeria, and Burma.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on company activities regarding human rights.

     12F. WORLD DEBT CRISIS
     Vote CASE-BY-CASE ON proposals dealing with third world debt.

     Vote CASE-BY-CASE on disclosure reports regarding company activities with respect to third world debt.

     12G. EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION
     Vote CASE-BY-CASE on proposals regarding equal employment opportunities and discrimination.

     Vote CASE-BY-CASE on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

     12H. ANIMAL RIGHTS
     Vote CASE-BY-CASE ON proposals that deal with animal rights.

     12I. PRODUCT INTEGRITY AND MARKETING
     Vote CASE-BY-CASE ON proposals that ask companies to end their production of legal, but socially questionable, products.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding product integrity and marketing issues.

     12J. HUMAN RESOURCES ISSUES Vote CASE-BY-CASE on proposals regarding human resources issues.


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     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding human resources issues.

     12K. LINK EXECUTIVE PAY WITH SOCIAL AND/OR ENVIRONMENTAL CRITERIA
     Vote CASE-BY-CASE on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding this issue.

13.  FOREIGN PROXIES
     Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14.  PRE-SOLICITATION CONTACT
     From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

     WHAT IS MATERIAL NON-PUBLIC INFORMATION?
     The definition of material non-public information is highly subjective. The general test however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

     o   a pending acquisition or sale of a substantial business;
     o financial results that are better or worse than recent trends would lead one to expect;
     o   major management changes;
     o   an increase or decrease in dividends;
     o calls or redemptions or other purchases of its securities by the company;
     o   a stock split, dividend or other recapitalization; or
     o financial projections prepared by the Company or the Company's representatives.

     WHAT IS PRE-SOLICITATION CONTACT?
     Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

     Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

     It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.


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          PART III.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND
                     SOUTH AMERICA PROXY VOTING GUIDELINES


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PART III.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND
            SOUTH AMERICA GUIDELINES TABLE OF CONTENTS

1.   REPORTS & ACCOUNTS.......................................................23

2.   DIVIDENDS................................................................23

3.   AUDITORS.................................................................23
     a. Auditor Independence..................................................23
     b. Auditor Remuneration..................................................23

4.   BOARDS................................................................23-24
     a. Chairman & CEO........................................................23
     b. Board Structure.......................................................24
     c. Board Size............................................................24
     d. Board Independence....................................................24
     e. Board Committees......................................................24

5.   DIRECTORS ...............................................................25
     a. Directors' Contracts..................................................25
     b. Executive Director's Remuneration.....................................25
     c. Directors' Liability..................................................25
     d. Directors over 70.....................................................25

6.   NON-EXECUTIVE DIRECTORS .................................................26
     a. Role of Non-Executive Directors.......................................26
     b. Director Independence.................................................26
     c. Non-Executive Director's Remuneration.................................26
     d. Multiple Directorships................................................26

7.   ISSUE OF CAPITAL......................................................26-27
     a. Issue of Equity.......................................................26
     b. Issue of Debt..........................................................7
     c. Share Repurchase Programmes...........................................27

8.   MERGERS/ACQUISITIONS.....................................................27

9.   VOTING RIGHTS............................................................27

10.  SHARE OPTIONS/LONG-TERM INCENTIVE PLANS (L-TIPS)......................27-28
     a. Share Options.........................................................27
     b. Long-Term Incentive Plans (L-TIPs)....................................28

11.  OTHERS................................................................28-29
     a. Poison Pills..........................................................28
     b. Composite Resolutions.................................................28
     c. Social/Environmental Issues...........................................28
     d. Charitable Issues.....................................................29
     e. Political Issues......................................................29

12.  SHAREHOLDER ACTIVISM AND COMPANY ENGAGEMENT...........................29-30
     a. Activism Statement....................................................29
     b. Activism Policy....................................................29-30


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13.  SOCIAL RESPONSIBLE INVESTMENT ("SRI")....................................31
     a. SRI Statement.........................................................31
     b. SRI Policy............................................................31

PART III.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND
            SOUTH AMERICA GUIDELINES

1.   REPORTS & ACCOUNTS
     Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

     For UK companies, a statement of compliance with the Combined Code should be made, or reasons given for non-compliance. The reports and accounts should include a detailed report on executive remuneration, and best practice demands that this should also be submitted to shareholders for approval.

     Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns, and either abstain or vote against the approval of the annual report, depending on the circumstances. Similar consideration would relate to the use of inappropriate accounting methods.

2.   DIVIDENDS
     Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting.

     We will vote against dividend proposals if the earnings and cash cover are inadequate and we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.   AUDITORS
     3A.  AUDITOR INDEPENDENCE
     Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented.

     JPMF will vote against the appointment or reappointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company will be taken into account when determining independence.

     3B.  AUDITOR REMUNERATION
     Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company's total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.

     We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

     See Audit Committee.

4.   BOARDS
     4A.  CHAIRMAN & CEO


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     The Combined Code states that there should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMF believes that the roles of Chairman and Chief Executive Officer should normally be separate. JPMF will generally vote against combined posts.


     4B.  BOARD STRUCTURE
     JPMF is in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We agree with the Combined Code, which finds that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for reelection on a regular basis.

     JPMF will generally vote to encourage the gradual phasing-out of tiered board structures, in favour of unitary boards. However, tiered boards are still very prevalent in markets outside the UK and local market practice will always be taken into account.

     4C.  BOARD SIZE
     Boards with more than 20 directors are deemed excessively large, and JPMF will exercise its voting powers in favour of reducing large boards wherever possible.

     4D.  BOARD INDEPENDENCE
     JPMF believes that a strong independent element to a board is essential to the effective running of a company. The Combined Code states that the calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions. We agree with the ICGN, and the findings of the Higgs Review, that the majority of a board of directors should be independent, especially if the company has a joint Chairman/CEO. However, as a minimum, all boards should require at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

     JPMF will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     See Non Executive Directors.

     4E.  BOARD COMMITTEES
     Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

          (I)   NOMINATION COMMITTEE -
                There should be a formal nomination process for the appointment of Directors with both executive and non-executive representation on the Nomination Committee.

          (II)  REMUNERATION COMMITTEE -
                Boards should appoint remuneration committees consisting exclusively of independent non-executive directors, with no personal financial interest in relation to the matters to be decided, other than their fees and their shareholdings. Non-executive directors should have no potential conflicts of interest arising from cross directorships and no day-to-day involvement in the running of the business. We would oppose the reelection of any non executive director who, in our view, had failed to exercise sound judgement on remuneration issues.

          (III) AUDIT COMMITTEE
                An Audit Committee should be established consisting solely of non-executive directors, who should be independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate


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                training that provides and maintains a reasonable degree of up-to-date financial literacy and there should be written terms of reference which deal clearly with their authority and duties. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information. The Committee should have the authority to engage independent advisers where appropriate and also should have responsibility for selecting and recommending to the board, the external auditors to be put forward for appointment by the shareholders in general meeting. The Committee should monitor and review the scope and results of internal audit work on a regular basis. The Committee should be able to give additional assurance about the quality and reliability of financial information used by the board and public financial statements by the company.

5.   DIRECTORS
     5A. DIRECTORS' CONTRACTS
     JPMF believes that there is a strong case for directors' contracts being of one year's duration or less. This is in line with the findings of recent UK government committees as well as the view of the NAPF and ABI. However, JPMF always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.

     Generally, we encourage contracts of one year or less and vote accordingly. Unless the remuneration committee gives a clearly-argued reason for contracts in excess of one year, we will vote against the reelection of any director who has such a contract, as well as consider the reelection of any director who is a member of the remuneration committee.

     Directors' contracts increasingly contain special provisions whereby additional payment becomes due in the event of a change of control. We agree with the view of the NAPF and ABI that such terms are inappropriate and should be discouraged and, under normal circumstances, we will use our voting power accordingly.

     Market practice globally regarding the length of directors' service contracts varies enormously, and JPMF is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMF investment takes into account local market practice when making judgements in this area.

     5B.  EXECUTIVE DIRECTORS' REMUNERATION
     Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent and fully disclosed to shareholders in the Annual Report.

     JPMF will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

     We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year's salary, in order to align fully their interests with the interests of shareholders.

     See Stock Options and Long-Term Incentive Plans (L-TIPs).


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     5C.  DIRECTORS' LIABILITY
     In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

     JPMF will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     5D.  DIRECTORS OVER 70
     Whilst special requirements for directors over 70 have their roots in company legislation (in the UK) as well as various corporate governance guidelines, JPMF considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for reelection each year.


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6.   NON-EXECUTIVE DIRECTORS
     6A.  ROLE OF NON-EXECUTIVE DIRECTORS
     As stated earlier in these guidelines, JPMF believes that a strong independent element to a board is essential to the effective running of a company. We will use our voting power to ensure that a healthy independent element to the board is preserved at all times and to oppose the reelection of non- executive directors whom we no longer consider to be independent.

     In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

     In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

     Audit and remuneration committees should be composed exclusively of independent directors.

     6B.  DIRECTOR INDEPENDENCE
     We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

     A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer be deemed to be independent.

     6C.  NON-EXECUTIVE DIRECTOR'S REMUNERATION
     JPMF strongly believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded options.

     6D.  MULTIPLE DIRECTORSHIPS
     In order to be able to devote sufficient time to his or her duties, we would not normally expect a non- executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

7.   ISSUE OF CAPITAL
     7A.  ISSUE OF EQUITY
     In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMF believes that any new issue of equity should first be offered to existing shareholders on a preemptive basis.

     JPMF will vote in favour of increases in capital which enhance a company's long-term prospects. We will also vote in favour of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions).

     JPMF will vote against increases in capital which would allow the company to adopt "poison pill" takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long term.


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     7B.  ISSUE OF DEBT
     Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

     JPMF will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

     7C.  SHARE REPURCHASE PROGRAMMES
     Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMF will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

     We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8.   MERGERS/ACQUISITIONS
     Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances , the Committee. Individual circumstances will always apply. However, as a general rule, JPMF will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value though other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9.   VOTING RIGHTS
     JPMF believes in the fundamental principle of "one share, one vote." Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder's equity capital commitment to the company.

     Similarly, we will generally oppose amendments to require supermajority (i.e., more than 51%) votes to approve mergers, consolidations or sales of assets or other business combinations.

10.  SHARE OPTIONS/LONG-TERM INCENTIVE PLANS (L-TIPS)
     10A. SHARE OPTIONS
     Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director's share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account maximum levels of dilution, as set out in ABI, NAPF and similar guidelines. Full details of any performance criteria should be included. Share options should never be issued at a discount, and there should be no award for below-median performance. In general, JPMF will vote in favour of option schemes, the exercise of which requires that challenging performance criteria be met.

     Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.


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     We will generally vote against the cancellation and reissue, retesting or repricing, of underwater options.

     10B. LONG-TERM INCENTIVE PLANS (L-TIPS)
     A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

     JPMF, in agreement with the stipulations of the Combined Code, feels that the performance-related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company's objectives.

     Ideally, the L-TIP should use a methodology such as total shareholder return ("TSR"), coupled with a financial underpin such as growth in earnings per share ("EPS"). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight-line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should be no award for below-median performance. Any beneficiary should be encouraged to retain any resultant shares for a suitable time.

     In all markets JPMF will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

11.  OTHERS
     11A. POISON PILLS
     Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a predefined "triggering event" occurs, generally a hostile takeover offer or an outsider's acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

     JPMF reviews such proposals on a case-by-case basis; however we will generally vote against such proposals and support proposals aimed at revoking existing plans.

     In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts, and are in fact sometimes used as tools to entrench management.

     11B. COMPOSITE RESOLUTIONS
     Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions, depending on the context.

     11C. SOCIAL/ENVIRONMENTAL ISSUES
     The Committee reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company's response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.


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     Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMF's SRI policy.

     see Socially Responsible Investment (SRI).

     11D. CHARITABLE ISSUES
     Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

     11E. POLITICAL ISSUES
     JPMF does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

12.  SHAREHOLDER ACTIVISM AND COMPANY ENGAGEMENT
     12A. ACTIVISM STATEMENT
     The Myners Review identified "shareholder activism" as an important part of the responsibilities of UK pension fund trustees and their investment managers and recommended that managers address the issue as follows:

     o ensure managers have an explicit strategy on activism
     o monitor the performance of investee companies
     o intervene where necessary
     o evaluate the impact of engagement activity
     o report back to clients

     This approach was endorsed by the Institutional Shareholders' Committee ("ISC") in their response to Myners. Curiously, neither activism nor intervention is defined in the Myners Report and they are interpreted differently by different investors. At one extreme are those who deliberately set out to invest in underperforming companies with the aim of encouraging change. Such investors would expect to be involved in detailed discussions about management and policy and would expect to have significant influence on both. As effective insiders they are unlikely to be active traders of their position and will take a long-term view of the investment, regardless of market conditions. At the other extreme are those who regard activism as the simple process of voting their shareholding, with little or no regard for a company's governance policy or standards. They would argue that their clients' interests are best served by selling shares in underperforming companies. JPMF's approach is set out below.

     12B. ACTIVISM POLICY
          (I)   EXPLICIT STRATEGY -
                A clearly articulated policy has existed at JPMF for many years. Our primary aim is to protect our clients' interests. Thus, where appropriate, we will engage with companies in which client assets are invested if they fail to meet our requirements with regard to corporate governance and/or performance. The approach involves active discussion with company management and, if necessary, participation in action groups, but not direct involvement in management.

                Our strategy is explicitly based on the US Department of Labor's recommendations which are commended by Myners and which have been cited in every edition of our Voting Policy and Guidelines.

          (II)  MONITOR PERFORMANCE -


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                At JPMF, whilst we do seek to build a good understanding of the businesses in which we invest, we do not see ourselves in any way as management consultants. Our responsibility is to achieve our clients' investment objectives and, provided a company's potential is undiminished and it offers satisfactory prospective returns, we believe that we are most likely to meet these objectives retaining our holdings, meeting management, when appropriate and by considered voting at company meetings. In addition we increasingly find that we are consulted by companies on remuneration policy proposals. Of course, there are times when it is in the best interests of our clients to sell holdings in companies which we expect to perform badly and we absolutely reserve the right to do so.

          (III) INTERVENE WHERE NECESSARY -
                As we have an active approach to proxy voting we do, in that sense, intervene frequently in company affairs and this causes us to vote against or abstain on resolutions at company meetings.

                Whenever we believe that it may be appropriate to vote against management, we speak with the company in order to ensure that they are fully informed of the reasons for the policy to which we are opposed and to give management an opportunity to amend that policy. The evidence is that by consistently seeking compliance with best practice we do, over time, influence company behaviour. On occasion, this has been best achieved by registering disapproval and abstaining whilst making it clear to management that unless policy changes within a year we shall vote against management in the following year. In this context we have found "vocal abstention" as a very potent form of activism.

                JPMF does not intervene directly in the management of companies. However, where a company has failed to meet our expectations in terms of revenue or profits growth and it is not clear what action is being taken to remedy the situation but we believe that the potential of the company still justifies retention in our clients' portfolios, we arrange to meet with senior management. On such occasions we expect management to explain what is being done to bring the business back on track, but if possible we try to avoid being made insiders as this constrains our ability to deal in the stock. In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company's equity. In such circumstances we will frequently raise our concerns first with the company's brokers or advisers.

          (IV)  EVALUATE IMPACT
                Noone to our knowledge has so far been able to measure directly and explicitly the benefits of good corporate governance. However, we remain convinced that a strong governance culture leads ultimately to a better business with above average growth and a better stock market rating. There is some evidence from the emerging markets that better governance leads to more effective capital markets and until recently investors' confidence in the Anglo-Saxon markets was supported by a belief in their strong governance culture.

                As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance. Thus, one measure of success is the extent to which our investment strategy achieves our clients' investment objectives. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.

                We are actively involved in a number of working parties and investor groups and our aim is to be at the forefront of developments in this area.


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          (V)   REPORTING
                Reports detailing our engagement activity are available to clients on a quarterly basis.


13.  SOCIALLY RESPONSIBLE INVESTMENT ("SRI")
     13A. SRI STATEMENT
     From 3rd July 2000, trustees of occupational pension schemes in the UK have been required todisclose their policy on socially responsible investment in their Statement of Investment Principles.

     JPMF has had experience in tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our SRI screens will meet or exceed the requirements of most clients. For pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.

     For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMF has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.

     For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and certain engagement activity is still undertaken by JPMF on their behalf. This is detailed in the following section.

     13B. SRI POLICY
     Where JPMF engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMF will also engage with company management on specific issues at company one-to-one meetings. This engagement activity is then reported to clients at regular intervals.

     Where social or environmental issues are the subject of a proxy vote, JPMF will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

     In formulating our SRI policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a company in an extractive industry or the defence industry will not be automatically marked down because their sector is perceived as "unfriendly." Similarly, a company in a low-impact industry such as financial services will still be expected to have in place detailed policies and rigorous oversight of


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Asset Management
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     its environmental impact. JPMF is committed to improving standards of corporate social responsibility among all of the companies in which it invests its clients' assets as part of an inclusive positive engagement strategy.

     The current focus of this engagement process is on UK companies. However, social and environmental issues are taken into account for overseas companies on a wider basis where appropriate as described previously. It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.


PART IV:  ASIA EX-JAPAN PROXY VOTING GUIDELINES


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Asset Management
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PART IV:  ASIA EX-JAPAN PROXY VOTING GUIDELINES

1. The client is the beneficial owner of all securities in a portfolio. As such the client is entitled to all benefits of ownership including the exercise of votes in the event of corporate actions.

2. In the absence of specific client instructions, the investment manager is the party responsible for exercising the voting of proxies.

3. JFAM, as investment managers, recognise that proxies have an economic value; the voting of proxies therefore represents a responsibility on JFAM as fiduciaries.

4. The sole criterion for determining how to vote a proxy is always what is in the best interest of the client.

5. For routine proxies (e.g., in respect of voting at AGMs) the house position is neither to vote in favour or against. For EGMs, however, where specific issues are put to a shareholder vote, these issues are analysed by the respective Country Specialist concerned. A decision is then made based on his/her judgement.

6. Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JFAM pays particular attention to management's arguments for promoting the prospective change. The sole criterion in determining our voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

7. Corporate governance procedures differ among the countries. Proxy materials are generally mailed by the issuer to the subcustodian which holds the securities for the client in the country where the portfolio company is organised, but there may not be sufficient time for such materials to be transmitted to the investment manager in time for a vote to be cast. Many proxy statements are in foreign languages. In some countries proxy statements are not mailed at all. Voting is highly impractical (if not impossible) in locations where the deadline for voting is two to four days after the initial announcement that a vote is to be solicited or where voting is restricted to the beneficial owner. In short, because of the time constraints and local customs involved, it is not always possible for an investment manager to receive and review all proxy materials in connection with each item submitted


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Asset Management
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     for vote. The cost of voting is also an issue that we will consider in light of the expected benefit of the vote.




PART V:   JAPAN PROXY VOTING GUIDELINES



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Asset Management
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PART V:   JAPAN PROXY VOTING GUIDELINES

1.   NUMBER OF DIRECTORS
     To ensure a swift management decision-making process, the appropriate number of directors should be 20 or less.

2.   RELEASE OF DIRECTORS FROM LEGAL LIABILITY
     Vote against actions releasing a director from legal liability.

3.   DIRECTOR'S TENURE
     Director's tenure should be less than 1 year.

4.   DIRECTOR'S REMUNERATION
     Remuneration of directors should generally be determined by an independent committee.

5.   AUDIT FEES
     Audit fees must be at an appropriate level.

6.   CAPITAL INCREASE
     Capital increases will be judged on a case-by-case basis depending on its purpose. Vote against capital increases if the purpose is to defend against a takeover.

7.   BORROWING OF FUNDS
     Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.

8.   SHARE REPURCHASE PROGRAMS


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     Vote in favor of share repurchase programs if it leads to an increase in the value of the company's shares.

9.   PAYOUT RATIO
     As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

10.  MERGERS/ACQUISITIONS
     Mergers and acquisitions must only be consummated at a price representing fair value.

11.  STOCK OPTIONS
     Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.

12.  POLITICAL CONTRIBUTIONS
     Do not approve any use of corporate funds for political activities.

13.  ENVIRONMENTAL/SOCIAL ISSUES
     Do not take into account environmental/social issues that do not affect the economic value of the company.


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ITEM 8.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
         COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.


ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              JF China Region Fund, Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Douglas Eu
                         -------------------------------------------------------
                           Douglas Eu, President & Treasurer
                           (principal executive and principal financial officer)

Date              FEBRUARY 26, 2004
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Douglas Eu
                         -------------------------------------------------------
                           Douglas Eu, President & Treasurer
                           (principal executive and principal financial officer)

Date              FEBRUARY 26, 2004
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.